Note 4 - Personnel Expenses, Including Share-based Compensation - Summary of Research and Development Summary of Research and Development Personnel Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Material income and expense [abstract]
R&D personnel costs expensed	$ (49,335)	$ (46,673)	$ (41,511)
Capitalized development costs (Note 10)	(10,173)	(7,705)	(4,587)
Total R&D personnel costs	$ (59,508)	$ (54,378)	$ (46,098)